                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2007

                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)

    United States                         0-51000                22-3584037
    -------------                         -------                ----------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 399-0012
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            ------------

      On April 18, 2007, Ocean Shore Holding Co. (the "Company") announced the completion of its previously disclosed stock repurchase program under which it acquired 200,087 shares of its common stock. The Company also announced that its Board of Directors has authorized a new stock repurchase program under which the Company will repurchase up to 200,000 shares of the Company's outstanding common stock, or approximately 5% of outstanding shares held by persons other than OC Financial MHC. The press release announcing the completion and authorization of the stock repurchase programs is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

            (d)         Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated April 18, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 19, 2007             By: /s/ Steven E. Brady
                                     ------------------------------------
                                     Steven E. Brady
                                     President and Chief Executive Officer